    As Filed With the Securities and Exchange Commission on December 28, 2000


                                                       1933 Act File No. 33-8479
                                                      1940 Act File No. 811-4827

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]


                       POST-EFFECTIVE AMENDMENT NO. 28 [X]

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                              AMENDMENT NO. 29 [X]


                        FLAG INVESTORS SERIES FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                One South Street
                               Baltimore, MD 21202
                               -------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (800)638-2596

                             Daniel O. Hirsch, Esq.
                                One South Street
                               Baltimore, MD 21202
                               -------------------
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Richard W. Grant, Esq.
                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                             Philadelphia, PA 19103
                             ----------------------

It is proposed that this filing will become effective (check appropriate box) ___ immediately upon filing pursuant to paragraph (b)
_X_ on December 29, 2000 pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a)(1)
___ 75 days after filing pursuant to paragraph (a)(2)
___ on (date) pursuant to paragraph (a) of Rule 485.

                        FLAG INVESTORS SERIES FUNDS, INC.
                       CONTENTS OF REGISTRATION STATEMENT



This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement

Prospectus for Flag Investors Growth Opportunity Fund, a series of Flag Investors Series Funds, Inc.

Statement of Additional Information for Flag Investors Growth Opportunity Fund

Part C of Form N-1A

Signature Page

Exhibits

[Flag Logo]

GROWTH OPPORTUNITY FUND
(Class A, Class B and Class C Shares)


Prospectus
December 29, 2000


The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This mutual fund (the "Fund") seeks to achieve long-term capital appreciation.


The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Class A Shares ("Class A Shares"), Flag Investors Class B Shares ("Class B Shares"), and Flag Investors Class C Shares ("Class C Shares") of the Fund. These separate classes give you a choice of sales charges and fund expenses. (See the section entitled "Sales Charges.")


TABLE OF CONTENTS


Investment Summary..................................................        1
Fees and Expenses of the Fund.......................................        2
Investment Program..................................................        3
Additional Performance Information..................................        4
The Fund's Net Asset Value .........................................        5
How to Buy Shares...................................................        5
How to Redeem Shares................................................        6
Telephone Transactions .............................................        7
Sales Charges ......................................................        7
How to Choose the Class That Is Right for You ......................        9
Dividends and Taxes ................................................        9
Investment Advisor and Sub-Advisor .................................       10
Administrator.......................................................       10


Flag Investors Funds
P.O. Box 515
Baltimore, MD 21203

INVESTMENT SUMMARY

Objective and Strategies

         The Fund seeks to achieve long-term capital appreciation.


         The Fund will seek to achieve this objective by investing at least 65% of its total assets in equity securities of small and medium-sized US companies with the potential for above-average growth. The Fund may also invest a portion of its assets in US companies larger than small or medium-sized US companies. The Fund may actively and frequently trade its portfolio securities. In selecting investments, the Fund's investment advisor and sub-advisor (the "Advisors") use what is known as a growth investment style. This means that the Fund invests in companies that the Advisors believe could experience superior sales or earnings growth.


Risk Profile

         The Fund may be suited for you if you are willing to accept the risks and uncertainties of the stock market in the hope of achieving long-term capital appreciation.

         General Stock Risk. The value of an investment in the Fund will vary from day to day based on changes in the prices of the securities the Fund holds. The prices of common stocks purchased by the Fund will fluctuate based upon investor perceptions of the economy, the markets and the companies represented in the Fund's portfolio.

         Risk Related To Company Size. The Fund invests primarily in securities of small and mid-market capitalization companies that, as compared to larger companies, tend to have fewer shareholders, less liquidity, more volatility, unproven track records, limited products or services and limited access to capital, all of which could cause the prices of these securities to vary, perhaps dramatically.



         High Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Fund sells and buys portfolio securities in a given period. High turnover can produce higher transaction costs and taxable distributions, and may result in a lower total return for the Fund.



         If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Fund Performance


         The Fund has no operating history prior to the date of this Prospectus. However, the Fund has an investment objective and policies that are substantially similar to those of other mutual funds and institutional accounts managed by the Fund's Sub-Advisor. See the section entitled "Additional Performance Information" for more information.

FEES AND EXPENSES OF THE FUND

         This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                           Class A            Class B            Class C
                                                                            Shares            Shares             Shares
                                                                           Initial           Deferred           Deferred
                                                                         Sales Charge      Sales Charge       Sales Charge
                                                                         Alternative        Alternative        Alternative
                                                                         -----------        -----------        -----------
Shareholder Fees:
  (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)............................            5.50%*             None               None
Maximum Deferred Sales Charge (Load)
 (as a percentage of original purchase price or
 redemption proceeds, whichever is lower) ......................            1.00%*             5.00%**            1.00%***
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends.......................................................            None               None               None
Redemption Fee..................................................            None               None               None
Exchange Fee....................................................            None               None               None
Annual Fund Operating Expenses:
 (expenses that are deducted from Fund assets)

Management Fees.................................................            0.85%              0.85%              0.85%
Distribution and/or Service (12b-1) Fees........................            0.25%              0.75 %             0.75 %
Other Expenses (including a 0.25% shareholder
    servicing fee for Class B and Class C Shares)(1)............            1.18%              1.43%              1.43%
                                                                            ----               ----               ----
Total Annual Fund Operating Expenses............................            2.28%              3.03%              3.03%
                                                                            ----               ----               ----
Less:  Fee Waivers and/or Expense Reimbursements(2) ............           (0.98)%            (0.98)%            (0.98)%
                                                                            ----               ----               ----
Net Annual Fund Operating Expenses..............................            1.30%              2.05%              2.05%
                                                                            ====               ====               ====



* You will pay no sales charge on purchases of $1 million or more of Class A Shares, but you may pay a deferred sales charge if you redeem your shares within two years after your purchase unless you are otherwise eligible for a sales charge waiver or reduction.

(See the section entitled "Sales Charges - Redemption Price.")

** You will pay a deferred sales charge if you redeem your shares within six years after your purchase. The amount of the charge declines over time and eventually reaches zero. Seven years after your purchase, your Class B Shares will automatically convert to Class A Shares. (See the section entitled "Sales Charges - Redemption Price.")

*** You will pay a deferred sales charge if you redeem your shares within one year after your purchase. (See the section entitled "Sales Charges - Redemption Price.")

(1) Because the Fund has no operating history prior to the date of this Prospectus, these expenses are based on estimated amounts for the current fiscal year.

(2)The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund through December 31, 2001 to the extent necessary to maintain the Fund's expense ratio at the level indicated as "Net Annual Fund Operating Expenses."


Example:

         This Example is intended to help you compare the cost of investing in each class of the Fund with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and the fee waiver and/or expense reimbursement apply during the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year           3 years

Class A Shares         $675             $1,134
Class B Shares         $708             $1,144
Class C Shares         $308             $  844


You would pay the following expenses if you did not redeem your shares:


                       1 year           3 years
Class A Shares         $675             $1,134
Class B Shares         $208             $  844
Class C Shares         $208             $  844

         Federal regulations require that the table above reflects the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled "Sales Charges.") If you hold your shares for a long time, the combination of any initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

INVESTMENT PROGRAM

Investment Objective and Policies

         The Fund seeks to achieve long-term capital appreciation. While the Advisors make every effort to achieve this objective, there can be no guarantee the Fund will achieve its goal.


         The Advisors are responsible for managing the Fund's investments. (See the section entitled "Investment Advisor and Sub-Advisor.") In pursuing the Fund's objective, the Advisors follow an emerging growth equity strategy ("US Emerging Growth Equity Strategy"). This means the Advisors normally invest at least 65% of the Fund's total assets in equity securities of small and medium-sized US companies with the potential for above-average growth. The Advisors look for companies that have growth in sales and earnings driven by products or services, steady cash flow, strong balance sheets or that they believe have the potential to become major enterprises. These companies usually have a unique market niche, a strong new product profile and/or superior management. The Advisors use both fundamental and quantitative techniques when they analyze companies. The Advisors will also examine themes, such as business and social trends, to identify potential areas of growth.

         The Advisors consider small and medium-sized companies to be those with market capitalizations that are less than the largest market capitalization of the S&P 400 Mid-Cap Index as of the end of a calendar quarter. As of September 30, 2000, the largest market capitalization of the S&P 400 Mid-Cap Index was $17.6 billion. As a general matter, the Fund normally expects to invest in companies with market capitalizations between $2 billion and $10 billion. Market capitalization is measured at the time of purchase.

         In addition, the Fund may invest in other equity-related securities. Equity-related securities include: American Depositary Receipts ("ADRs"); preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts ("REITs"); and similar securities. The Fund may also buy convertible securities. These are securities--like bonds, corporate notes and preferred stocks--that can be converted into the company's common stock or some other equity security. The Fund will invest only in investment-grade convertible securities.

         The Advisors may use various derivative strategies to try to improve the Fund's returns or protect its assets. With derivatives, the Advisors try to predict whether the underlying investment will go up or down at some future date. The Advisors will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument.

         The Fund may invest up to 35% of its total assets in equity securities of companies with market capitalizations that are above the Advisors' definition of small and medium-sized companies. The Fund may also participate in the initial public offering ("IPO") market.

         Generally, the Advisors consider selling a security when in their opinion the company has experienced a fundamental disappointment in earnings; the stock has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; the company's stock appears overvalued relative to the company's expected growth or the stock has experienced adverse price movements.


         The Fund may actively trade its portfolio securities, and may have a high turnover rate. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Fund's performance. It also can result in higher capital gain distributions to shareholders and a greater portion of those distributions may be subject to tax as ordinary income rather than long-term capital gains.

Risk Considerations

         An investment in the Fund involves risk. Over time, common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be more volatile than other types of securities. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors as a whole. No one can predict how the markets or stock prices will behave in the future.


         The Fund invests primarily in the shares of small and mid-sized companies. Investing in these companies poses unique risks. The stocks of small and mid-sized companies tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information can pose added risk. Industry-wide reversals may have a greater impact on small and mid-sized companies, since they lack a large company's financial resources to deal with setbacks. Managers of small and mid-sized companies may have less experience coping with adversity or capitalizing on opportunity than their counterparts at larger companies. Finally, the stocks of small and mid-sized companies are typically less liquid than large company stocks.

         The Fund's ability to successfully use hedging techniques will depend on the ability of the Advisors to predict the direction of the market and the correlation of the transactions with changes in the value of the Fund's assets. Hedging transactions do not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund. Hedging transactions could expose the Fund to the effects of leverage which could increase the Fund's exposure to the market and potential losses it could have had if it had not entered into these transactions. The Fund's use of derivatives to seek to improve its returns involves similar risks. The use of derivatives for purposes other than hedging may be considered speculative. Derivatives are subject to risks of the different markets in which they trade, and therefore, may not serve their intended purposes.

         IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on a portfolio with a small asset base. The Fund may not experience a similar impact on its performance as its assets grow, as it is unlikely that the Fund will be able to obtain proportionately larger IPO allocations.

         To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in cash or money market instruments, as they deem appropriate. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

ADDITIONAL PERFORMANCE INFORMATION


         The Fund has no operating history prior to the date of this Prospectus. However, the Fund's investment objective and policies are substantially similar to those of other mutual funds and institutional accounts that are managed by Jennison Associates LLC ("Jennison" or the "Sub-Advisor") using its US Emerging Growth Equity Strategy. In managing the Fund, the Sub-Advisor will employ substantially these same investment policies and strategies. The Jennison US Emerging Growth Equity Composite information provided here presents the composite performance as of September 30, 2000 of the mutual funds and institutional accounts that have been managed by the Sub-Advisor using the US Emerging Growth Equity Strategy.

         Total return information in the following tables may be affected by special market factors, including investments in IPOs, which may have a magnified impact on the performance of mutual funds and institutional accounts included in the composite due to their small asset base. There is no guarantee that as their assets grow, they will continue to experience substantially similar performance by investing in IPOs.

---------------------------------- ---------------------------- --------------------------- ---------------------------

                                            Jennison US
                                          Emerging Growth
                                          Equity Composite                S&P 400
              Year                         (Net of Fees)              Mid-Cap Index (1)        Lipper Average (2)
---------------------------------- ---------------------------- --------------------------- ---------------------------

              1997                           22.57%                       32.25%                      13.77%

---------------------------------- ---------------------------- --------------------------- ---------------------------

              1998                           21.41%                       19.11%                      12.76%

---------------------------------- ---------------------------- --------------------------- ---------------------------

              1999                           94.97%                       14.72%                      77.84%

---------------------------------- ---------------------------- --------------------------- ---------------------------

       1/1/2000 - 9/30/2000                   6.30%                       22.21%                      11.89%

---------------------------------- ---------------------------- --------------------------- ---------------------------

ANNUALIZED RATES OF RETURN (3):

---------------------------------- ---------------------------- --------------------------- ---------------------------

                                            Jennison US
                                          Emerging Growth
                                          Equity Composite                S&P 400
                                           (Net of Fees)              Mid-Cap Index (1)        Lipper Average (2)
---------------------------------- ---------------------------- --------------------------- ---------------------------

            One Year                         65.01%                       43.22%                      63.65%

---------------------------------- ---------------------------- --------------------------- ---------------------------

           Three Year                        34.44%                       18.97%                      25.85%

---------------------------------- ---------------------------- --------------------------- ---------------------------

          Since Inception
            (12/31/96)                       35.05%                       23.53%                      26.60%


---------------------------------- ---------------------------- --------------------------- ---------------------------


(1) The S&P 400 Mid-Cap Index is an unmanaged index used to portray the pattern of common stock movement of 400 publicly held midsize US companies.
(2) The Lipper Average is based on the average return of all mutual funds in the Lipper Mid-Cap Growth Funds category and does not include the effect of any sales charges. These returns would be lower if they included the effect of the sales charges. Source: Lipper, Inc.
(3)  The figures shown are for the periods ended September 30, 2000.

         The Sub-Advisor has provided the above composite performance information and has informed the Fund that this information has been prepared and presented in accordance with the AIMR-PPS(TM) standards for all periods since 1997. AIMR has not been involved with the preparation or review of the presentation of this data. The AIMR inception date and the composite creation date for the US Emerging Growth Equity Composite is December 31, 1996. The US Emerging Growth Equity Composite includes all fully discretionary institutional and registered investment company (mutual fund) accounts that have been under management using the US Emerging Growth Equity Strategy. The only accounts using the US Emerging Growth Equity Strategy that are excluded from the composite are not fully discretionary (for example do not permit certain types of investments or limit the number of securities); or have not been managed for a full month; or are individual taxable accounts. As of September 30, 2000, the composite included 3 accounts, representing approximately $1.1 billion which is equal to 1.28% of assets under Jennison's management. A complete list and description of Jennison's composites is available upon request.

         The performance information shown for the US Emerging Growth Equity Composite is net of advisory fees and other expenses (after fee waivers and/or expense reimbursements) of Class A Shares of the Fund. Additionally, the performance results reflect reinvestment of dividends and other earnings. Trade date accounting is used. All performance results are calculated in US dollars. No alterations have been made to the composite as a result of changes in investment professionals. Balanced portfolio segments are not included in the composite performance results. Standard deviation is not meaningful and therefore not presented for the periods when there were fewer than five accounts in the composite. The US Emerging Growth Equity Composite has had fewer than five accounts during all periods presented.

         To the extent that certain of the accounts are not registered investment companies, they are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code which, if applicable, may have adversely affected performance results.

         The performance data represents the prior performance of the US Emerging Growth Equity Composite, not the prior performance of the Fund, and should not be considered an indication of future performance of the Fund. The data presented represents past performance results. Past performance does not guarantee future results.


THE FUND'S NET ASSET VALUE


         The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem any class of shares, the amount you receive may be reduced by a sales charge. See the section entitled "Sales Charges" for details on how and when these charges may or may not be imposed.

         The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. (Eastern
Time), it could be earlier, particularly the day before a holiday. Contact the Transfer Agent to determine whether the Fund will close early before a particular holiday. The net asset value per share of a class is calculated by subtracting the liabilities attributable to the class from its proportionate share of the Fund's assets and dividing the result by the number of outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ.


         In valuing its assets, the Fund's investments are priced at their market value. When price quotes for particular securities are not readily available or when they may be unreliable, the securities are priced at their "fair value" using procedures approved by the Fund's Board of Directors.

         You may buy or redeem shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

         The following sections describe how to buy and redeem shares.

HOW TO BUY SHARES

         You may buy any class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund.


         You may buy Class A Shares unless you are a defined contribution plan with assets of $75 million or more.

         Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders. In this connection, the Fund specifically reserves the right to refuse (i) any purchase or exchange request or (ii) multiple purchase or exchange requests, submitted by a shareholder, group of shareholders, commonly controlled accounts or a dealer, that are deemed by the Fund, in its sole discretion, to involve excessive trading or to be part of a market timing strategy. For these purposes, the Fund may consider, among other factors, an investor's trading history in the Fund or an affiliated fund, the funds involved, the amount of the investment and the background of the investors or dealers involved.


Investment Minimums

     Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

o If you are investing in an IRA account, your initial investment may be as low as $1,000.

o If you are a shareholder of any other Flag Investors fund, your initial investment may be as low as $500.

o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. See the section entitled "Automatic Investing Plan" for details.

o There is no minimum investment requirement for qualified retirement plans such as 401(k), pension, or profit sharing plans.

Investing Regularly

         You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

         Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

         Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer, or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

         Systematic Purchase Plan. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.

HOW TO REDEEM SHARES


         You may redeem any class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming $50,000 or less) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. See the section entitled "Telephone Transactions" for more information on this method of redemption.


         Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your shares:

1) A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

2) If you are redeeming more than $50,000, a guarantee of your signature. You can obtain one from most banks or securities dealers.

3) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust, or fiduciary.

Other Redemption Information

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

         If you redeem sufficient shares to reduce your investment to $500 or less, the Fund reserves the right to redeem the remaining shares after giving you 60 days' notice. The Fund also reserves the right to redeem shares in kind under certain circumstances.


         If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.


TELEPHONE TRANSACTIONS

         If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 7:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

         The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.


         During periods of economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail.


SALES CHARGES

Purchase Price


         The price you pay to buy shares will be the Fund's offering price; this is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule:

                                                            Class A
                                                         Sales Charge
                                                           as a % of
                                                 -----------------------------
                                                                                   Class B       Class C
                                                   Offering      Net Amount         Sales         Sales
                     Amount of Purchase             Price         Invested          Charge        Charge
             ----------------------------------- ------------ ----------------- --------------- ------------
             Less than    $ 50,000 .......          5.50%          5.82%             None          None
             $   50,000 - $ 99,999........          4.50%          4.71%             None          None
             $  100,000 - $249,999......            3.50%          3.63%             None          None
             $  250,000 - $499,999......            2.50%          2.56%             None          None
             $  500,000 - $999,999......            2.00%          2.04%             None          None
             $1,000,000 and over........            None           None              None          None
             ----------------------------------- ------------ ----------------- --------------- ------------

         Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B or Class C Shares, you may pay a sales charge when you redeem your shares. See the section entitled "Redemption Price" for details. Your securities dealer may be paid a commission at the time of your purchase.


         The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

         Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for reduced sales charges. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

         Letter of Intent. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charge applicable to the amount you actually did purchase. Some of your Class A Shares will be redeemed to pay this difference.

         Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the prior 90 days.


2) If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (See the section entitled "Purchases by Exchange" for a description of the conditions).


3) If you are a current or retired Director of this or any affiliated Fund, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors, or a broker-dealer authorized to sell shares of the Fund.

4)   If you are buying shares in any of the following types of accounts:

     (i)   A qualified retirement plan;


     (ii)  A Flag Investors fund payroll savings plan program; or


     (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

Purchases by Exchange


         You may exchange Class A, Class B, or Class C shares of any other Flag Investors fund for an equal dollar amount of Class A, Class B or Class C Shares, respectively, without payment of the sales charges described above or any other charge up to four times a year. You may not exchange Flag Investors Cash Reserve Prime Shares for shares of the Fund unless you acquired those shares through a prior exchange from shares of another Flag Investors fund. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.


         You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

Redemption Price

         The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.

                          Sales Charge as a Percentage
                     of the Dollar Amount Subject to Charge
                            (as a % of Cost or Value)

                                       Class A Shares                Class B Shares                Class C Shares
Year Since Purchase                     Sales Charge                  Sales Charge                  Sales Charge
------------------------------- ----------------------------- ----------------------------- -----------------------------
First.....................                 1.00%*                        5.00%                         1.00%
Second....................                 0.50%*                        4.00%                         None
Third.....................                 None                          3.00%                         None
Fourth....................                 None                          3.00%                         None
Fifth.....................                 None                          2.00%                         None
Sixth.....................                 None                          1.00%                         None
Thereafter................                 None                          None                          None

---------
* You will pay a sales charge when you redeem Class A Shares within two years of purchase only if your shares were purchased at net asset value because they were part of an investment of $1,000,000 or more.

         Determination of Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

1) No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

2) If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

3) If you acquired your shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase.

4) The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

     Waiver of Sales Charge. You may redeem shares without paying a sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Flag Investors fund of the same class.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

      (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

      (ii) Either you or your representative notifies your securities dealer, servicing agent, or the Transfer Agent that such circumstances exist.

5) If you are redeeming Class A Shares, your original investment was at least $3,000,000, and your securities dealer has agreed to return to the Fund's distributor any payments the dealer received when you bought your shares.


      Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.


HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU

         Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

         If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

         If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses.

         If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares and, since there is no conversion to Class A Shares at the end of seven years, the higher expenses continue for as long as you own your shares.

         Your securities dealer is paid a fee when you buy your shares and an annual fee for as long as you hold your shares. For Class A and Class B Shares, the annual fee begins when you purchase your shares. For Class C Shares, it begins one year after you purchase your shares. In addition to these payments, the Fund's investment advisor may provide significant compensation to securities dealers and servicing agents for distribution, administrative and promotional services.

         Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy.

Distribution Plans and Shareholder Servicing

         The Fund has adopted plans under Rule 12b-1 that allow it to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares. In addition, the Fund may pay shareholder-servicing fees on Class B and Class C Shares. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and Class C Shares pay an annual distribution fee of 0.75% of average daily net assets and an annual shareholder servicing fee of 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND TAXES

Dividends and Distributions


         The Fund's policy is to distribute to shareholders substantially all of its net investment income and net realized capital gains at least annually.


Certain Federal Income Tax Consequences

         The following summary is based on current tax laws, which may change.

         The Fund will distribute substantially all of its net investment income and net realized capital gains at least annually. The dividends and distributions you receive may be subject to federal, state, local and foreign taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have owned your shares. Each sale or exchange of the Fund's shares is generally a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Flag Investors fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends upon your marginal tax rate and how long you have held your shares.


         If you are a non-US investor in the Fund you may be subject to US withholding and estate tax and are encouraged to consult your tax advisor prior to investing in the Fund.


         More information about taxes is in the Statement of Additional Information. Please contact your tax advisor if you have specific questions about federal, state, local or foreign income taxes.

INVESTMENT ADVISOR AND SUB-ADVISOR


         Investment Company Capital Corp. ("ICCC" or the "Advisor") is the Fund's investment advisor and Jennison Associates LLC ("Jennison" or the "Sub-Advisor") is the Fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Flag Investors family of funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. These funds, together with the Fund, had approximately $12 billion of net assets as of November 30, 2000.


         ICCC is an indirect, wholly owned subsidiary of Deutsche Bank, AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance.


         Jennison is a respected institutional money manager with a long history in growth-oriented US equity investing. Jennison was founded in 1969 and manages assets for institutions, pension plans, endowments and foundations. Jennison has been an investment advisor to investment companies since 1990. Jennison is a direct, wholly owned subsidiary of the Prudential Investment Corporation. As of September 30, 2000, Jennison managed approximately $86 billion in assets. Of this amount, approximately $69 billion consists of US equity investments.

         ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of Jennison. Jennison is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates. Jennison maintains a team-based approach to in-house research and management support.

         As compensation for its services, ICCC is entitled to receive from the Fund a fee (based upon the Fund's average daily net assets) in accordance with the following schedule: 0.85% for $0 to $250 million in assets, 0.80% for $250 million to $500 million in assets, and 0.75% for assets over $500 million. This fee will be computed daily and paid monthly. ICCC compensates Jennison out of its advisory fee.

Portfolio Manager


         Susan Hirsch is responsible for managing the Fund's assets. Ms. Hirsch is an Executive Vice President of Jennison. Ms. Hirsch joined Jennison in August 2000 as a result of the merger of Prudential's public equity asset management capabilities into Jennison's organization. Previously, she was a Managing Director of Prudential Investments, which she joined in July 1996. Before that she was employed by Lehman Brothers Global Asset Management from 1988 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. During this time, Ms. Hirsch was named as an Institutional Investor All-American Research - Team Analyst for small growth stocks in 1991, 1992 and 1993. She holds a B.S. from Brooklyn College and is a member of the Financial Analysts Federation and the New York Society of Security Analysts.


ADMINISTRATOR


         ICCC provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund.

Investment Advisor
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202

Investment Sub-Advisor
JENNISON ASSOCIATES LLC
466 Lexington Avenue
New York, New York 10017

Distributor                                     Custodian
ICC DISTRIBUTORS, INC.                          BANKERS TRUST COMPANY
                                                130 Liberty Street
                                                New York, New York 10006

Administrator and Transfer Agent                Fund Counsel

INVESTMENT COMPANY CAPITAL CORP.                MORGAN, LEWIS & BOCKIUS LLP
One South Street                                1701 Market Street
Baltimore, Maryland 21202                       Philadelphia, Pennsylvania 19103

1-800-553-8080

Independent Accountants

PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, Maryland 21201

                                   [FLAG LOGO]

      Flag Investors o P.O. Box 515 o Baltimore, MD 21203 o (800) 767-FLAG
                              www.flaginvestors.com

You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling
(800)767-FLAG:

o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

In addition, you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.


Investment Company Act File No. 811-4827                           GOPRO (12/00)

                       STATEMENT OF ADDITIONAL INFORMATION

                        FLAG INVESTORS SERIES FUNDS, INC.
                     FLAG INVESTORS GROWTH OPPORTUNITY FUND



                                One South Street
                            Baltimore, Maryland 21202





          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.

IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS. A COPY OF THE PROSPECTUS MAY BE OBTAINED WITHOUT CHARGE FROM YOUR SECURITIES DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING OR CALLING THE FUND, ONE SOUTH STREET,

                   BALTIMORE, MARYLAND 21202, (800) 767-FLAG.






           Statement of Additional Information Dated December 29, 2000 relating to Prospectus Dated December 29, 2000 for:


  Flag Investors Growth Opportunity Fund Class A Shares, Flag Investors Growth
     Opportunity Fund Class B Shares and Flag Investors Growth Opportunity
                               Fund Class C Shares

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY...................................................................................1
INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS............................................................1
FOREIGN INVESTMENTS...............................................................................................2
FIXED INCOME SECURITIES...........................................................................................3
U.S. GOVERNMENT SECURITIES........................................................................................3
       U.S. TREASURY SECURITIES...................................................................................3
       SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES..........................3
       MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES.......................4
REAL ESTATE INVESTMENT TRUSTS.....................................................................................5
AMERICAN DEPOSITARY RECEIPTS AND AMERICAN DEPOSITARY SHARES.......................................................5
WARRANTS AND RIGHTS...............................................................................................6
CONVERTIBLE SECURITIES............................................................................................6
RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN SECURITIES........................................6
SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES................................................7
RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES.................................................................7
OPTIONS TRANSACTIONS..............................................................................................8
OPTIONS ON SECURITIES INDEXES.....................................................................................9
RISKS OF TRANSACTIONS IN STOCK OPTIONS...........................................................................10
FOREIGN CURRENCY FORWARD CONTRACTS...............................................................................11
RISKS RELATED TO FOREIGN CURRENCY FORWARD CONTRACTS..............................................................12
FUTURES CONTRACTS AND OPTIONS THEREON............................................................................13
FUTURES CONTRACTS ...............................................................................................14
RISKS OF TRANSACTIONS IN FUTURES CONTRACTS.......................................................................14
OPTIONS ON FUTURES CONTRACTS.....................................................................................15
   LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS, OPTIONS ON STOCK INDEXES
      AND FOREIGN CURRENCIES AND FUTURES CONTRACTS AND RELATED OPTIONS...........................................15
POSITION LIMITS..................................................................................................16
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES......................................................................17
SHORT SALES AGAINST-THE-BOX......................................................................................17
REPURCHASE AGREEMENTS............................................................................................17
LENDING OF SECURITIES............................................................................................17
BORROWING .......................................................................................................18
ILLIQUID SECURITIES..............................................................................................18
SECURITIES OF OTHER INVESTMENT COMPANIES.........................................................................19
SEGREGATED ASSETS ...............................................................................................19

                           TABLE OF CONTENTS CONTINUED


DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS....................................................................20
PORTFOLIO TURNOVER...............................................................................................20
INVESTMENT RESTRICTIONS..........................................................................................20
VALUATION OF SHARES AND REDEMPTION...............................................................................22
       VALUATION OF SHARES.......................................................................................22
       REDEMPTION ...............................................................................................22
FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS.............................................................22
         Qualification as a Regulated Investment Company.........................................................23
         Fund Distributions......................................................................................23
         Sale or Exchange of Fund Shares.........................................................................24
         Federal Excise Tax; Miscellaneous Considerations........................................................25
         State and Local Taxes...................................................................................25
MANAGEMENT OF THE FUND...........................................................................................25
         Directors and Officers..................................................................................25
         Code of Ethics..........................................................................................30
ADVISORY AND OTHER SERVICES......................................................................................31
ADMINISTRATOR ...................................................................................................32
DISTRIBUTION OF FUND SHARES......................................................................................32
         General Information.....................................................................................34
BROKERAGE .......................................................................................................35
CAPITAL STOCK ...................................................................................................36
SEMI-ANNUAL REPORTS AND ANNUAL REPORTS...........................................................................37
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES................................................................37
INDEPENDENT ACCOUNTANTS..........................................................................................38
LEGAL MATTERS ...................................................................................................38
PERFORMANCE INFORMATION..........................................................................................38
APPENDIX A .....................................................................................................A-1

GENERAL INFORMATION AND HISTORY


         Flag Investors Series Funds, Inc. (the "Company") is an open-end diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Company is currently comprised of two series. This Statement of Additional Information describes the three classes of shares of the Flag Investors Growth Opportunity Fund (the "Fund"): Flag Investors Growth Opportunity Fund Class A Shares ("Class A Shares"), Flag Investors Growth Opportunity Fund Class B Shares ("Class B Shares") and Flag Investors Growth Opportunity Fund Class C Shares ("Class C Shares") (collectively, the "Shares").


         Important information concerning the Company and the Fund is included in the Fund's Prospectus, which may be obtained without charge from the Fund's distributor (the "Distributor") or from Participating Dealers that offer Shares to prospective investors. The Prospectus may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this Statement of Additional Information omit certain information about the Company and its business that is contained in the Registration Statement relating to the Company and its shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


         The Company was organized as a Massachusetts business trust on September 3, 1986. The Company filed a registration statement with the SEC registering itself as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act", and its Shares under the Securities Act of 1933, as amended (the "1933 Act"), and began operations on November 18, 1986. On August 16, 1993, the Company reorganized as a Maryland corporation under the name Flag Investors International Fund, Inc. pursuant to an Agreement and Plan of Reorganization and Liquidation approved by shareholders on June 16, 1993. On February 29, 2000, the Company reorganized into a series fund, and changed its name to Flag Investors Series Funds, Inc. The Company currently offers two series, one of which is described in this Statement of Additional Information. Flag Investors Growth Opportunity Fund began operations on December 29, 2000.

         Under a license agreement dated September 1, 2000, between the Company and Alex. Brown & Sons Incorporated (predecessor to DB Alex. Brown LLC), Alex. Brown & Sons Incorporated licenses to the Company the "Flag Investors" name and logo but retains the rights to that name and logo, including the right to permit other investment companies to use them.


INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS


         Flag Investors Growth Opportunity Fund is an open-end, diversified management investment company. The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve this objective by investing at least 65% of its total assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. Investment Company Capital Corp. ("ICCC" or "Advisor") and Jennison Associates LLC ("Jennison" or "Sub-Advisor") (collectively, the "Advisors") look for companies that have growth in sales and earnings driven by products or services, steady cash flow, strong balance sheets or that they believe have the potential to become major enterprises. These companies usually have a unique market niche, a strong new product profile and/or superior management. The Advisors use both fundamental and quantitative techniques when they analyze companies. The Advisors will also examine themes, such as business and social trends, to identify potential areas of growth.

         The Advisors consider small and medium-sized companies to be those with market capitalizations that are less than the largest market capitalization of the S&P 400 Mid Cap Index as of the end of a calendar quarter. As of September 30, 2000, the largest market capitalization of the S&P 400 Mid-Cap Index was $17.6 billion. As a general matter, the Fund normally expects to invest in companies with market capitalizations between $2 billion and $10 billion. Market capitalization is measured at the time of purchase.

         The Fund may engage in various derivative transactions, such as using options on equity securities, stock indexes and foreign currencies, foreign currency forward contracts and futures contracts and options thereon to hedge its portfolio and to attempt to enhance return. There can be no assurance that the Fund's investment objective will be achieved.


         While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.

FOREIGN INVESTMENTS

         The Fund can invest up to 35% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, ADRs and other similar receipts or shares are not considered to be foreign securities.

         The Fund is permitted to invest in foreign corporate and government securities. "Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, semi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, "Government Entities") of foreign countries denominated in the currencies of such countries or in U.S. dollars (including debt securities of a Government Entity in any such country denominated in the currency of another such country). A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "semi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi-government issuers include the Province of Ontario and the City of Stockholm.

         The Fund's investments are usually denominated in the currencies of the countries in which they are traded. As a result, the Fund may be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. Additionally, the value of a foreign currency may change in response to events that do not affect the value of the investment in its home country.

         The Fund may enter into foreign currency forward contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

FIXED INCOME SECURITIES


         The Fund may invest up to 35% of its total assets in investment grade corporate and other debt obligations of domestic and foreign issuers, including money market instruments. Bonds and other debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, respectively). The Fund also may invest in obligations that are not rated, but which the Advisors believe to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. Such lower rated securities are subject to a greater risk of loss of principal and interest. A portfolio security whose rating is downgraded below Baa by Moody's or BBB by S&P, or otherwise has a reduction in credit quality below investment grade, will be disposed of as soon as practicable.


         Bonds are subject to interest rate and credit risk. The value of the Fund's bond portfolio can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The magnitude of these increases and decreases will generally be larger if the Fund holds securities with longer maturities. It is also possible that the issuer of a bond may be unable to make principal and interest payments when due.

         Money market instruments include the commercial paper of corporations, the obligations of banks, certificates of deposit and obligations issued or guaranteed by the U.S. government or its agencies or a foreign government. The Fund will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

U.S. GOVERNMENT SECURITIES

         U.S. TREASURY SECURITIES

         The Fund is permitted to invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

         SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES

         The Fund may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation ("FHLMC"), Fannie Mae, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations. Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

         MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES

         The Fund may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. The Fund's ability to invest in high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

         The Fund may purchase collateralized mortgage obligations ("CMO") issued by agencies or instrumentalities of the U.S. Government. A CMO is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). All future references to CMOs include REMICs. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgage assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

         The Fund may also invest in mortgage-backed security strips ("MBS strips") issued by the U.S. Government or its agencies or instrumentalities. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

         In reliance on rules and interpretations of the SEC, the Fund's investments in certain qualifying CMOs and REMICs are not subject to the 1940 Act's limitation on acquiring interests in other investment companies.

         The Fund may invest in both Adjustable Rate Mortgage Securities ("ARMs"), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed-Rate Mortgage Securities ("FRMs"), which are collateralized by fixed-rate mortgages. The values of U.S. Government securities (like those of other fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of U.S. Government securities generally rise and, conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer-term maturities.

REAL ESTATE INVESTMENT TRUSTS

         The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code. To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

AMERICAN DEPOSITARY RECEIPTS AND AMERICAN DEPOSITARY SHARES

         American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs") are U.S. dollar-denominated certificates or shares issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in the over-the-counter market. Generally, ADRs and ADSs are in registered form. There are no fees imposed on the purchase or sale of ADRs and ADSs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and ADSs into the underlying securities. Investment in ADRs and ADSs has certain advantages over direct investment in the underlying foreign securities since: (1) ADRs and ADSs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available, and

(2) issuers whose securities are represented by ADRs and ADSs are usually subject to auditing, accounting and financial reporting standards comparable to those of domestic issuers.


WARRANTS AND RIGHTS

         A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if, at a warrant's expiration date, the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if, at the expiration date, the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the corporation issuing them.

CONVERTIBLE SECURITIES

         A convertible security is typically a bond, debenture, corporate note, preferred stock or other similar security that may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. The Fund will invest only in investment-grade convertible securities. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities may also include preferred stocks. In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying stock). A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. The Fund may invest in these types of convertible securities.

RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN SECURITIES

         Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign issuer than about a domestic company. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment. Additional costs could be incurred in connection with the Fund's international investment activities. Foreign brokerage commissions are generally higher than U.S. brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions. If a security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. Investing in the equity markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities, described above, may be greater with respect to investments in developing countries.

SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES


         On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each participating state's currency and, on July 1, 2002, the euro is expected to become the sole currency of the participating states. During the transition period, the Fund will treat the euro as a separate currency from that of any participating state. The conversion may adversely affect the Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Fund's service providers, or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile. The overall effect of the transition of member states' currencies to the euro is not known at this time. It is likely that more general short- and long-term ramifications can be expected, such as changes in the economic environment and change in the behavior of investors, which would affect the Fund's investments and its net asset value. In addition, although U.S. Treasury regulations generally provide that the euro conversion will not, in itself, cause a U.S. taxpayer to realize gain or loss, other changes that may occur at the time of the conversion, such as accrual periods, holiday conventions, indexes, and other features may require the realization of a gain or loss by the Fund as determined under existing tax law. The Fund's Advisors have taken steps: (1) that they believe will reasonably address euro-related changes to enable the Fund and its service providers to process transactions accurately and completely with minimal disruption to business activities and (2) to obtain reasonable assurances that appropriate steps have been taken by the Fund's other service providers to address the conversion. The Fund has not borne any expense relating to these actions.


RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

         The Fund may engage in various portfolio strategies, including using derivatives to seek to reduce certain risks of its investments and to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of options, foreign currency forward contracts, futures contracts, and options on such contracts. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objective and policies.

OPTIONS TRANSACTIONS

         The Fund may purchase and write (that is, sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to seek to enhance return or to protect against adverse price fluctuations in securities in the Fund's portfolio. These options will be on equity securities, financial indexes (for example, S&P 500 Stock Index) and foreign currencies. The Fund may write put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. The Fund also may purchase put and call options to offset previously written put and call options of the same series.

         A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options the Fund may write.

         A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option of the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Fund as the writer of a put option, might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.


         Generally, the Fund will write put options when the Advisors desire to invest in the underlying security. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. The Fund will write only "covered" options. An option is covered if, as long as the Fund is obligated under the option it (1) owns an offsetting position in the underlying security or currency or (2) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited.


         If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation ("OCC"), an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part if the Fund holds the underlying security by appreciation of the underlying security owned by the Fund.

         The Fund may also purchase a "protective put," that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indexes, as described below.

OPTIONS ON SECURITIES INDEXES

         In addition to options on securities, the Fund may also purchase and sell put and call options on securities indexes traded on U.S. or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indexes are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. All settlements on options on indexes are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities. The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100.


         Options on different indexes may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of securities prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indexes would be subject to the Advisors' ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

RISKS OF TRANSACTIONS IN STOCK OPTIONS

         An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options.

         If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise, and the Fund may lose money. Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. Higher than anticipated trading activity or other unforeseen events might, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.


         Options on indexes create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of the Fund to purchase or write options only on indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the Advisors' opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on securities in the index.

         Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indexes only under the circumstances described below. Because price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurs, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree. Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon. There is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. The Fund does not learn that an index option has been exercised until the day following the exercise date. Unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.


         If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

FOREIGN CURRENCY FORWARD CONTRACTS

         The Fund may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, that is, cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged.

RISKS RELATED TO FOREIGN CURRENCY FORWARD CONTRACTS

         When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payment is made or received. Additionally, when the Advisors believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         The Fund does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the Fund will thereby be served.


         If a Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged, or the Fund's custodian will segregate cash or other liquid assets (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.


         The Fund's dealing in foreign currency forward contracts will generally be limited to the transactions described above. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. Also this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.


         The Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions." Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to physically convert its holdings of foreign currencies into U.S. dollars on a daily basis. It may do so from time to time, but it will involve extra costs to the Fund.


FUTURES CONTRACTS AND OPTIONS THEREON

         The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission (CFTC). The Fund may lose money through any unsuccessful use of these strategies. These futures contracts and related options will be on debt securities, stock indexes and foreign currencies. A futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Fund may purchase and sell futures contracts or related options as a hedge against changes in market conditions. The Fund may not purchase or sell futures contracts and related options to attempt to enhance return, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the market value of the Fund's total assets.


         The Fund may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes in accordance with regulations of the CFTC. The value of all futures contracts sold will not exceed the total market value of the Fund's portfolio. Futures contracts and related options are generally subject to coverage requirements of the CFTC or segregation requirements of the SEC. If the Fund does not hold the security or currency underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its custodian cash or other liquid assets in an amount at least equal to the Fund's obligations with respect to such futures contracts.

         The Fund may place and maintain cash, securities and similar investments with a futures commission merchant in amounts necessary to effect the Fund's transactions in exchange-traded futures contracts and options thereon, provided certain conditions are satisfied. The Fund's successful use of futures contracts and related options depends upon the Advisors' ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the movements in the index or price of the currencies underlying the futures contract is imperfect and there is a risk that the value of the indexes or currencies underlying the futures contract may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.


FUTURES CONTRACTS

         As a purchaser of a futures contract, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund may purchase futures contracts on debt securities, including U.S. Government securities, aggregates of debt securities, stock indexes and foreign currencies. The Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the Advisors anticipate that interest rates may rise and, concomitantly, the price of the Fund's portfolio securities may fall, the Fund may sell a futures contract. If declining interest rates are anticipated, the Fund may purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

         Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.


         When the Fund enters into a futures contract it is initially required to segregate with its custodian, in the name of the broker performing the transaction, an "initial margin" of cash or other liquid assets equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in the fund securities transactions in that initial margin does not involve the borrowing of funds by the Fund, but is rather, a good faith deposit on a futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits segregated at its custodian for that purpose, of cash or liquid securities, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.


RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

         There are several risks in connection with the use of futures contracts as a hedging device. In the case of futures contracts on securities indexes, the correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of market trends by the Advisors may still not result in a successful hedging transaction, and the Fund may lose money. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day. Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position.

         In the event the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. However, in the event a futures contract has been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. There is no guarantee that the price movements of the securities will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract.


         Currently, index futures contracts are available on various U.S. and foreign securities indexes. Successful use of futures contracts by the Fund is subject to the ability of the Advisors to predict correctly movements in the direction of markets and other factors affecting the securities market generally. If the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be at a time when it is advantageous or disadvantageous to do so. The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.


OPTIONS ON FUTURES CONTRACTS

         An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. With respect to stock indexes, options are traded on futures contracts for various U.S. and foreign stock indexes including the S&P 500 Stock Index and the NYSE Composite Index. The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS, OPTIONS ON STOCK INDEXES AND FOREIGN CURRENCIES AND FUTURES CONTRACTS AND RELATED OPTIONS


         The Fund may write put and call options on stocks only if they are covered as described above, and such options must remain covered so long as the Fund is obligated as a writer. The Fund will write put options on stock indexes and foreign currencies only if there is segregated with the Fund's custodian an amount of cash or other liquid assets equal to or greater than the aggregate exercise price of the puts. The aggregate value of the securities underlying call options and the obligations underlying put options (as of the date the options are sold) will not exceed 25% of the Fund's net assets. In addition, the Fund will not enter into futures contracts or related options if the aggregate initial margin and premiums exceed 5% of the market value of the Fund's total assets, taking into account unrealized profits and losses on such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase or sale of futures contracts and related options for bona fide hedging purposes, within the meaning of regulations of the CFTC. The Fund does not intend to purchase options on equity securities or securities indexes if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets.

         Except as described below, the Fund will write call options on indexes only if it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate with its custodian, or pledge to a broker as collateral for the option, cash or other liquid assets, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. If the Fund has written an option on an industry or market segment index, it will segregate with its custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, and that, in the judgment of the advisors, substantially replicate the movement of the index with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment.


         No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets equal in value to the difference.


         In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets segregated with its custodian, it will not be subject to the requirements described in this paragraph.


POSITION LIMITS


         Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other advisory clients of the Advisors. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


         The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.


SHORT SALES AGAINST-THE-BOX


         The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). As a non-fundamental investment restriction, not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to short sales other than short sales against-the-box. However, as a matter of current operating policy, the Fund does not intend to engage in short sales other than short sales against-the-box.


REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Advisors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.

LENDING OF SECURITIES

         Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions or other recognized institutional borrowers of securities, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a letter of credit) that is equal to at least 100%, determined daily, of the market value of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations. A loan may be terminated by the borrower or the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund can use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

BORROWING

         The Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets.

ILLIQUID SECURITIES


         The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the Advisors would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include OTC options, repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale ("restricted securities") and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay.

         Adverse market conditions could impede such a public offering of securities. In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public.

         Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisors anticipate that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ("NASD"). Restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The Advisors will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the Advisors will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         In order for commercial paper that is issued in reliance on Section 4(2) of the 1933 Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSRO"), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Advisors; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest. The staff of the SEC has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counter party have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counter party's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

SECURITIES OF OTHER INVESTMENT COMPANIES

         The Fund may invest up to 10% of its total assets in securities of other non-affiliated investment companies. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. See "Investment Restrictions."

SEGREGATED ASSETS


         The Fund will segregate with its custodian cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with SEC guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.


DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

         When conditions dictate a defensive strategy, the Fund may temporarily invest without limit in cash or money market instruments. The Fund may hold cash or invest in high quality money market instruments, including commercial paper of a U.S. or non U.S. company, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities subject to its investment policies. These instruments will be U.S. dollar denominated or denominated in a foreign currency. Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

PORTFOLIO TURNOVER

         The Fund may engage in a substantial number of portfolio transactions, but the Fund's portfolio turnover rate generally is not expected to exceed 200%. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Federal Tax Treatment of Dividends and Distributions."

INVESTMENT RESTRICTIONS

         The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities.

         The Fund may not:

         1. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets subject to this restriction.

         2. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) the Fund would hold more than 10% of all the outstanding voting securities of any one issuer.

         3. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

         4. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon, and forward foreign currency exchange contracts.

         5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain Federal securities laws.

         6. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 33 1/3% of the Fund's total assets.

         7. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result 25% or more of the Fund's total assets (determined at the time of the investment) would be invested in a single industry.

         Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

         The following investment restrictions may be changed by a vote of the majority of the Board of Directors. The Fund will not:

         1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

         2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

         3. Make investments for the purpose of exercising control or management.

         4. Invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

VALUATION OF SHARES AND REDEMPTION

Valuation of Shares

         The net asset value per Share is determined daily as of the close of the New York Stock Exchange, each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.

Redemption

         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

         Under normal circumstances, the Fund will redeem shares in cash. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectuses is not intended as a substitute for careful tax planning. For example, under certain specified circumstances, state income tax laws may exempt from taxation distributions of a regulated investment company to the extent that such distributions are derived from interest on federal obligations. Investors are urged to consult with their tax advisor regarding whether such exemption is available.

         The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

         The Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. Accordingly, the Fund generally must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business. For purposes of the 90% gross income requirement described above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

         In addition to the requirements described previously, in order to qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any if its net investment income or capital gains it distributes to its shareholders.

         Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. In addition, as discussed below, a federal excise tax may be imposed in the event the Fund fails to meet certain additional distribution thresholds.

         If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders. The Board reserves the right not to maintain qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Fund Distributions

         Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.


         The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders who are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held the Shares. If any such gains are retained, the Fund will pay federal income tax thereon, and if the Fund makes an election, the shareholders will include such undistributed gains in their income, will increase their basis in Fund shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholders and will be able to claim their share of the tax paid by the Fund as a refundable credit. If the Fund experiences a high portfolio turnover, it will recognize a greater amount of ordinary income (as opposed to long-term capital gains) than it would if it did not experience a high portfolio turnover.


         If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of all distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.


         In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation (including certain holding period limitations). All dividends (including the deducted portion) must be included in your corporate alternative minimum taxable income calculation.


         Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

         Investors should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those investors will be taxed on the entire amount of the dividend or distribution received, even though some or all of the amount distributed may have been realized by the Fund prior to the investor's purchase.

         The Fund will provide an annual statement to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

         The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether the gains or losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund. The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities, which may reduce the return on such investments. It is not expected that the Fund will be able to pass-through to shareholders their pro-rata share of any foreign taxes paid by the Fund.

Sale or Exchange of Fund Shares


         The sale or exchange of Shares is generally a taxable event for the shareholder. Generally, gain or loss on the sale or exchange of a Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months; otherwise the gain or loss will be short-term. For individuals, net long-term capital gains are currently taxed at a maximum rate of 20% and net short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.


         In certain cases, the Fund will be required to withhold, and remit to the United States Treasury, 31% of distributions payable to any shareholder who
(1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.

Federal Excise Tax; Miscellaneous Considerations

         If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most, its net capital gains and pay tax thereon. However, the Fund can give no assurances that its distributions will be sufficient to eliminate all excise taxes.

         Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult with their tax advisor prior to investing in the Fund.


State and Local Taxes


         Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

MANAGEMENT OF THE FUND

Directors and Officers

         The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its Advisor, sub-advisor, distributor, custodian and transfer agent.

         The Directors and executive officers of the Company, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

*TRUMAN T. SEMANS, Chairman and Director (10/27/26)

         Brown Investment Advisory & Trust Company, 19 South Street, Baltimore, MD 21202. Vice Chairman, Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company) and Director and Chairman, Virginia Hot Springs, Inc. (property management). Director of Argonex (biotechnology company). Formerly, Managing Director and Vice Chairman, Alex. Brown & Sons Incorporated (now DB Alex. Brown LLC); Director, Investment Company Capital Corp. (registered investment advisor) and Director, ISI Family of Funds (registered investment companies).

RICHARD R. BURT, DIRECTOR (2/3/47)

         IEP Advisors, LLP, 1275 Pennsylvania Avenue, NW, 10th Floor, Washington, DC 20004. Chairman, IEP Advisors, Inc.; Chairman of the Board, Weirton Steel Corporation; Member of the Board, Archer Daniels Midland Company (agribusiness operations), Hollinger International, Inc. (publishing), Homestake Mining (mining and exploration), HCL Technologies (information technology) and Anchor Technologies (gaming software and equipment); Director, Mitchell Hutchins family of funds (registered investment companies); and Member, Textron Corporation International Advisory Council. Formerly, Partner, McKinsey & Company (consulting), 1991-1994; U.S. Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and U.S. Ambassador to the Federal Republic of Germany, 1985-1989.


*RICHARD T. HALE, Director and President (7/17/45)

         Managing Director, DB Alex. Brown LLC (formerly BT Alex. Brown Incorporated); Deutsche Asset Management Americas; Director and President, Investment Company Capital Corp. (registered investment advisor). Director and President, Deutsche Asset Management Mutual Funds (registered investment companies). Chartered Financial Analyst. Formerly, Director, ISI Family of Funds (registered investment companies).


JOSEPH R. HARDIMAN, Director (5/27/37)

         8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, Wit Capital Group (registered broker dealer), Corvis Corporation (optical networks), The Nevis Fund (registered investment company), and ISI Family of Funds (registered investment companies). Director, Circon Corp. (medical instruments), November 1998-January 1999; Formerly, President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated, (now DB Alex. Brown LLC), 1985-1987; and General Partner, Alex. Brown & Sons Incorporated (now DB Alex. Brown
         LLC), 1976-1985; Director, Flag Investors Emerging Growth Fund, Inc. and Flag Investors Short-Intermediate Income Fund, Inc. (registered investment companies).


LOUIS E. LEVY, Director (11/16/32)

         26 Farmstead Road, Short Hills, New Jersey 07078. Household International (banking and finance) and ISI Family of Funds (registered investment companies). Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants, 1992-1998; Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Director, Kimberly Clark Corporation, retired 2000 and Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. McDONALD, Director (7/14/32)

         Duke University, Erwin Road, Durham, North Carolina 27708; Executive Vice President, Duke University (education, research and health care); and Director, Victory Funds (registered investment companies). Executive Vice President, Investment Counsel, Duke University. Lead Director, National Commerce Bank Corporation (NCBC)(banking). Chairman, Winston Hedged Equity Group. Formerly, Executive Vice Chairman and Director, Central Carolina Bank & Trust (banking); Director, AMBAC Treasurers Trust (registered investment company), DP Mann Holdings (insurance) and ISI Family of Funds (registered investment companies). President, Duke Management Company (investments), retired 2000.

REBECCA W. RIMEL, Director (4/10/51)

         The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017. President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation); and Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management). Formerly, Executive Director, The Pew Charitable Trusts and Director, ISI Family of Funds (registered investment companies).

ROBERT H. WADSWORTH, Director (1/29/40)

         4455 E. Camelback Road, Suite 261 E., Phoenix, Arizona 85018. President, Investment Company Administration LLC; President and Trustee, Trust for Investment Managers (registered investment company) and President, Director, First Fund Distributors, Inc. (registered broker-dealer); Director, The Germany Fund, Inc., The New Germany Fund, Inc., The Central European Equity Fund, Inc., and Vice President, Professionally Managed Portfolios and Advisors Series Trust (registered investment companies). Formerly, President, Guinness Flight Investment Funds, Inc. (registered investment companies);

CARL W. VOGT, ESQ., Director (4/20/36)

         Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking), American Science & Engineering (x-ray detection equipment) and ISI Family of Funds (registered investment companies). Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak); Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration); Interim President of Williams College and President, Flag Investors Family of Funds (registered investment companies).

CHARLES A. RIZZO, Treasurer (8/5/57)

         Director, Deutsche Asset Management; Certified Public Accountant and Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now DB Alex. Brown LLC), 1998-1999; Senior Manager, Coopers & Lybrand L.L.P. (now
         PricewaterhouseCoopers LLP), 1993-1997.


AMY M. OLMERT, Secretary (5/14/63)

         Director, Deutsche Asset Management; Certified Public Accountant. Formerly, Vice President, BT Alex. Brown Incorporated, (now DB Alex. Brown LLC), 1997-1999; Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP), 1992-1997.

DANIEL O. HIRSCH, Assistant Secretary (3/27/54)

         Director, Deutsche Asset Management. Formerly, Principal, BT Alex. Brown Incorporated, (now DB Alex. Brown), 1998-1999; Assistant General Counsel, United States Securities and Exchange Commission, 1993-1998.

--------------------
* Messrs. Semans and Hale are directors who are "interested persons" as defined in the 1940 Act.


         Directors and officers of the Company are also directors and officers of some or all of the other investment companies managed, advised, or administered by Investment Company Capital Corporation ("ICCC") or its affiliates. There are currently 24 funds in the Flag Investors Funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Semans serves as Chairman of six funds and as a Director of 18 other funds in the Fund Complex. Mr. Hale serves as Chairman of three funds and as President of 20 other funds in the Fund Complex. Ms. Rimel and Messrs. Burt, Levy, McDonald, Wadsworth and Vogt serve as Directors of each fund in the Fund Complex. Mr. Hardiman serves as a Director of each fund (except Flag Investors Emerging Growth Fund, Inc. and Flag Investors Short-Intermediate Income Fund, Inc.) in the Flag Funds Complex. Mr. Rizzo serves as Treasurer, Ms. Olmert serves as Secretary and Mr. Hirsch serves as Assistant Secretary, of each of the funds in the Fund Complex.


         Some of the Directors of the Company are customers of, and have had normal brokerage transactions with, DB Alex. Brown LLC in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.


         Officers of the Company receive no direct remuneration in such capacity from the Company. Officers and Directors of the Company who are officers or directors of ICCC or its affiliates may be considered to have received remuneration indirectly. As compensation for his or her services, each Director who is not an "interested person" of the Company (as defined in the 1940 Act) (an "Independent Director") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

         The following table shows the aggregate compensation payable to each of the Company's Directors by the Company and the Fund Complex, respectively, and pension or retirement benefits accrued as part of the Company's expenses for the Company's fiscal year ended October 31, 2000.

                               COMPENSATION TABLE
                               ------------------

                                            Aggregate Compensation       Pension or          Total Compensation From the
                                            From the Company Payable     Retirement          Company and Fund Complex Payable
                                            to Directors for the         Benefits Accrued    to Directors for the Fiscal Year
                                            Fiscal Year Ending           as Part of          Ending October 31, 2000
Name of Person, Position                    October 31, 2000             Company Expenses

                                            ---------------------------- ------------------- ------------------------------------

Truman T. Semans, Chairman and Director(1)  $0                           $0                                  $0
                                            $0                           $0                                  $0

Richard T. Hale, Director/President(1)

                                                                         $0(3)

Robert H. Wadsworth, Director               $47                                                            $39,000
Joseph R. Hardiman, Director                $47                          $0(3)                             $39,000
Louis E. Levy, Director                     $59                          $0(3)                             $49,000
Eugene J. McDonald, Director                $59                          $0(3)                             $49,000
Rebecca W. Rimel, Director                  $24                          $0(3)                             $39,000
Richard R. Burt, Director                   $47                          $0                                $39,000
Carl W. Vogt, Esq., Director (4)            $48                          $0(3)                             $39,000

------------------
(1) Denotes an individual who is an "interested person" as defined in the 1940 Act.

(2) All of the amounts payable to Ms. Rimel and Messrs. Burt, McDonald, Vogt and Wadsworth were deferred pursuant to the Fund Complex's Deferred Compensation Plan. Fifty percent of the amount payable to Mr. Levy was deferred pursuant to the same plan.
(3) The Fund Complex has adopted a Retirement Plan for eligible Directors and the Company's President, as described below. The actuarially computed pension expense for the Company for the fiscal year ended October 31, 2000 was $348.
(4) Retired as Company President, effective December 19, 2000. Currently, Director of the Company.


         The Fund Complex has adopted a retirement plan (the "Retirement Plan") for Directors who are not employees of the Company, the Company's Administrator or its respective affiliates (the "Directors' Retirement Plan"). After completion of six years of service, each participant in the Retirement Plans will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plans are unfunded and unvested. The Company currently has two participants in the Directors' Retirement Plan, a Director who retired effective December 31, 1994 and another Director who retired effective December 31, 1996, each of whom qualified for the Retirement Plan by serving thirteen and fourteen years, respectively, as

Directors in the Fund Complex and will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex. Mr. McDonald has qualified for, but has not received, benefits.

         Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 1999 are as follows: for Ms. Rimel, 4 years; for Mr. Levy, 5 years; for Mr. McDonald, 7 years; for Mr. Vogt, 4 years; for Mr. Hardiman, 1 year; and for Messrs. Burt and Wadsworth, 0 years.


           Estimated Annual Benefits Payable By Fund Complex Upon Retirement

                                   Chairmen of Audit and
           Years of Service        Executive Committees    Other Participants
           ------------------------------------------------------------------
           6 years                 $ 4,900                  $ 3,900
           7 years                 $ 9,800                  $ 7,800
           8 years                 $14,700                  $11,700
           9 years                 $19,600                  $15,600
           10 years or more        $24,500                  $19,500

         Any Director who receives fees from the Company is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Levy, McDonald, Vogt, and Wadsworth and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among various Flag Investors funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of 10 years.

Code of Ethics

         The Board of Directors of the Company has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Company's Code permits access persons to engage in personal trading provided that the access persons comply with the provisions of the advisor's or sub-advisor's Code of Ethics, as applicable, and requires that each of these Codes be approved by the Board of Directors. In addition, the Fund's Code contains reporting requirements applicable to disinterested Directors of the Company. The Company's advisor, Investment Company Capital Corporation ("ICCC" or the "Advisor") has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code permits access persons to invest in securities that may be purchased or held by the Company for their own accounts, but requires compliance with the Code's preclearance requirements. In addition, the Code provides for trading "blackout periods" that prohibit trading by access persons within periods of trading by the Fund in the same security, subject to certain exceptions. The Code also prohibits short term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

         The Fund's sub-advisor, Jennison Associates LLC ("Jennsion" or the "Sub-Advisor") has also adopted a Code of Ethics pursuant to Rule 17j-1. Jennison's Code permits access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with reporting and preclearance requirements, subject to limited exceptions. In addition, the Code also provides for trading "blackout periods" that restrict trading by access persons within periods of trading by the Fund in the same security. The Code also prohibits short term trading profits and requires prior approval of purchases of securities in private placements. Personal investment in initial public offerings is prohibited, although new issues may be purchased on the date of issuance if the securities are acquired in the secondary market and the purchase is approved by Compliance.

         The Fund's principal underwriter, ICC Distributors, Inc., is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1(c)(3) under the 1940 Act.

         The codes are on public file with, and are available from, the SEC.

ADVISORY AND OTHER SERVICES


         ICCC, the investment advisor, is an indirect subsidiary of Deutsche Bank AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. Jennison Associates, a direct wholly-owned subsidiary of the Prudential Investment Corporation, is the investment sub-advisor. ICCC also serves as investment advisor to other funds in the Flag Investors family of funds.

         Under the Advisory Agreement, ICCC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. ICCC has delegated this responsibility to Jennison, provided that ICCC continues to supervise the performance of Jennison and report thereon to the Company's Board of Directors. Any investment program undertaken by ICCC or Jennison will at all times be subject to policies and control of the Company's Board of Directors. Neither ICCC nor Jennison shall be liable to the Fund or its shareholders for any act or omission by ICCC or Jennison or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICCC and Jennison to the Fund are not exclusive and ICCC and Jennison are free to render similar services to others.

         As compensation for its services, the Company, on behalf of the Fund, pays ICCC an annual fee based on the Fund's average daily net assets. ICCC may from time to time voluntarily waive a portion of its fees. This fee is calculated daily and paid monthly, according to the following schedule of annual rates:

                                                   Incremental
         Average Daily Net Assets                      Fee
         ------------------------                      ---
         $0 - $250 million                            0.85%
         $250 million - $500 million                  0.80%
         Over $500 million                            0.75%

         As compensation for its services, Jennison is entitled to receive a fee from ICCC, payable from its advisory fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly, according to the following schedule of annual rates:

                                                   Incremental
         Average Daily Net Assets                      Fee
         ------------------------                      ---
         $0 - $250 million                            0.48%
         $250 million - $500 million                  0.45%
         Over $500 million                            0.42%

         The Advisory Agreement and the Sub-Advisory Agreement will continue for an initial term of two years, and thereafter, from year to year if such continuance is specifically approved at least annually by the Company's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Fund or ICCC may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act). The Sub-Advisory Agreement has similar termination provisions.

         ICCC also serves as the Company's transfer and dividend disbursing agent and provides accounting services to the Company. An affiliate of ICCC serves as the Company's custodian. (See "Custodian, Transfer Agent and Accounting Services.")

ADMINISTRATOR

         ICCC serves as Administrator of the Fund. The Administrative Services Appendix to the Master Services Agreement provides that the Administrator, in return for its fee, will (a) supervise and manage all aspects of the Fund's operations, other than portfolio management and distribution; (b) provide the Fund with such executive, administrative, clerical and bookkeeping services as are deemed advisable by the Fund's Board of Directors; (c) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services including all items for any offices as are deemed advisable by the Fund's Board of Directors; (d) supervise the operations of the Fund's transfer and dividend disbursing agent; and (e) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and State Blue Sky authorities.


         Under the Administrative Services Appendix to the Master Services Agreement, the Fund pays ICCC an annual fee based on the Fund's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accruals are paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets. The Administrator may from time to time voluntarily waive a portion of its administrative services fee.


         The Administrative Services Appendix to the Master Services Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the Fund's Board of Directors or by the Administrator. The agreement automatically terminates in the event of its assignment.

         The Administrative Services Appendix to the Master Services Agreement obligates the Administrator to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits in performing the services provided for under the agreement, but the Administrator is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Administrator.

DISTRIBUTION OF FUND SHARES

         ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") serves as the exclusive distributor of the Fund's Shares pursuant to a Distribution Agreement which provides for distribution of each class of shares.

         The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization; (iv) perform its duties under the supervision of and in accordance with the directives of the Company's Board of Directors and the Company's Articles of Incorporation and By-Laws; and (v) provide the Company's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Company or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance, or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of the reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Company's registration statement.

         The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Company's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Company's Board of Directors including a majority of the Independent Directors and, with respect to each class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval.

         ICC Distributors and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreement and shall automatically terminate in the event of an assignment.


         In addition the Fund may enter into Shareholder Servicing Agreements with certain financial institutions to act as Shareholder Servicing Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor or its affiliates will provide compensation out of their own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or Shareholder Servicing Agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this Statement of Additional Information in conjunction with any such institution's fee schedule.

         As compensation for providing distribution services as described above for the Class A Shares, ICC Distributors receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A Shares. With respect to the Class A Shares, ICC Distributors expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution services as described above for the Class B and Class C Shares, ICC Distributors receives an annual fee, paid monthly, equal to 0.75% of their respective average daily net assets. In addition, with respect to the Class B and Class C Shares, ICC Distributors receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets.

         Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders. The Fund has adopted plans of distribution for each of its classes of Shares (the "Plans"). Under each plan, the Fund pays a fee to ICC Distributors for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year as specifically approved (a) at least annually by the Company's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose.

         In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plans may be terminated at any time by the vote of a majority of the Company's Independent Directors or by a vote of a majority of the Fund's outstanding Shares (as defined under "Capital Stock").

         During the continuance of the Plans, the Company's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICC Distributors pursuant to the Distribution Agreement and to Participating Dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Company's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

         Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors under the Plans. Payments under the Plans are made as described above regardless of ICC Distributors' actual cost of providing distribution services and may be used to pay ICC Distributors' overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the Class A Shares' average daily net assets for any period or if the cost of providing distribution services to the Class B Shares and the Class C Shares is less than 0.75% of the classes' respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by ICC Distributors. The Plans do not provide for any charges to the Fund for excess amounts expended by ICC Distributors and, if any of the Plans is terminated in accordance with its terms, the obligation of the Fund to make payments to ICC Distributors pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans, ICC Distributors pays the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

General Information

         The Fund will pay all costs associated with its organization and registration under the 1933 Act and the 1940 Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: Advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Company; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICC Distributors, ICCC or Jennison.

         The address of ICC Distributors is Two Portland Square, Portland, Maine 04101.


BROKERAGE


         Jennison is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates, subject to the supervision of ICCC. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between Jennison and the broker-dealers. Jennison may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, the Advisor's affiliates, its affiliates, and ICC Distributors.

         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with affiliates of the Advisors in any transaction in which they act as a principal.


         If affiliates of the Advisors are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.


         Jennison's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, Jennison may, in its discretion, effect transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by Jennison to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to Jennison with clients other than the Fund. Similarly, any research services received by Jennison through placement of portfolio transactions of other clients may be of value to Jennison in fulfilling its obligations to the Fund. Although Jennison's policies and procedures may not produce mathematical precision in the allocation of the costs of these services with respect to individual purchases and sales of securities to each account, its policies are intended to produce fairness over time such that each account will bear its proportionate share of costs to pay for such research services and benefits, consistent with Jennison's duty to seek best execution and best price obtainable under the circumstances in light of Jennison's overall responsibilities for all accounts under its management. In over-the-counter transactions, Jennison will not pay any commission or other remuneration for research services. Subject to periodic review by the Fund's Board of Directors, Jennison is also authorized to pay broker-dealers other than affiliates of the Advisors higher commissions than another broker might have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis.


         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions through affiliates of the Advisors. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commissions paid affiliates of the Advisors must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICCC and Jennison to furnish reports and to maintain records in connection with such reviews.

         Jennison manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by Jennison. Jennison may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.


         The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year. As of the date this Statement of Additional Information was printed, the Fund had no operations and, therefore, held no securities of its "regular brokers or dealers."


CAPITAL STOCK


         Under the Company's Articles of Incorporation, the Company is authorized to issue 48 million Shares of common stock, par value of $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

         The Company's Articles of Incorporation provide for the establishment of separate series or separate classes of Shares by the Directors at any time without shareholder approval. The Company currently has two series and the Board has designated various classes of shares for each series. This Statement of Additional Information describes: Flag Investors Growth Opportunity Fund Class A Shares, Flag Investors Growth Opportunity Fund Class B Shares and Flag Investors Growth Opportunity Fund Class C Shares. In the event separate series or classes are established, all Shares of the Company, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. Each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, each series would be treated as separate entities. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Company (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively would be voted on by the holders of such class.


         Shareholders of the Company do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Company. In such event, the remaining holders cannot elect any members of the Board of Directors of the Company.

         There are no preemptive, conversion or exchange rights applicable to any of the Shares. The Company's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Company, each Share is entitled to its portion of the Company's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at the meeting if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

SEMI-ANNUAL REPORTS AND ANNUAL REPORTS


         The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements will be audited by the Fund's independent accountants, PricewaterhouseCoopers LLP.


CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES


         Bankers Trust Company ("Bankers Trust"), 130 Liberty Street, New York, New York 10006, serves as custodian of the Company's assets. Bankers Trust receives such compensation from the Company for its services as custodian as may be agreed to from time to time by Bankers Trust and the Company. Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, the Company pays ICCC up to $16.068 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith.

         ICCC also provides certain accounting services to the Fund. As compensation for these services, ICCC receives an annual fee, calculated daily and paid monthly as shown below.

Average Daily Net Assets                             Incremental Fee
--------------------------------------------------------------------------

$         0   -  $10,000,000                           $13,000 (fixed fee)
$10,000,000   -  $20,000,000                           0.100%
$20,000,000   -  $30,000,000                           0.080%
$30,000,000   -  $40,000,000                           0.060%
$40,000,000   -  $50,000,000                           0.050%
$50,000,000   -  $60,000,000                           0.040%
$60,000,000   -  $70,000,000                           0.030%
$70,000,000   -  $100,000,000                          0.020%
$100,000,000  -  $500,000,000                          0.015%
$500,000,000  -  $1,000,000,000                        0.005%
over $1,000,000,000                                    0.001%

         In addition, the Fund will reimburse ICCC for the following out-of-pocket expenses incurred in connection with ICCC's performance of its services under the Master Services Agreement: express delivery service, independent pricing and storage.


INDEPENDENT ACCOUNTANTS


         PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201, serves as independent accountants to the Fund.


LEGAL MATTERS

         Morgan, Lewis & Bockius LLP serves as counsel to the Company.


PERFORMANCE INFORMATION

         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return rather than in terms of yield. The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

P(1 + T)n = ERV

Where: P = a hypothetical initial payment of $1,000

         T = average annual total return

         n = number of years (1, 5 or 10)

         ERV = ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.


         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to use or submission of the advertising for publication, and will cover one-, five-, and ten-year periods or a shorter period dating from the effectiveness of the Fund's registration statement or the date the Fund began operations (or the later commencement of operations of a series or class).

         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper, Inc., CDA Investment Technologies Inc., Morningstar Inc., or SEI Corporation or with the performance of the Consumer Price Index, the Standard and Poor's 400 Mid-Cap Stock Index and other market indices such as NASDAQ and the Wilshire 5000, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


         From time to time, the Fund may also compare its investments in the mid cap category to other domestic-equity categories such as the large cap category. The Fund may also, from time to time, discuss the Old Economy versus the New Economy as it pertains to the overall market, the mid-cap category and this Fund in particular.


         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions.

APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Standard & Poor's Commercial Paper Ratings

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1, 2 and 3 to indicate the relative degree of safety. Issues rated A-1+ are those with "extremely strong" safety characteristics. Those rated A-1 reflect a "strong" degree of safety regarding timely payment.

Moody's Commercial Paper Ratings

Commercial paper issuers rated Prime-1 by Moody's are judged by Moody's to be of the highest quality on the basis of relative repayment capacity.


CORPORATE BOND RATINGS

Standard & Poor's Bond Ratings

AAA - The highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Very strong capacity to pay interest and repay principal and, in the majority of instances, differs from the highest rated issues only in small degree. Also qualify as high quality debt obligations.

A - Strong capacity to pay interest and repay principal although somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Regarded as having an adequate capacity to pay interest and repay principal. While normally exhibiting adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, and CC and C - Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

C - May be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D - In default. Used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. Also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


Moody's Bond Ratings

Aaa - Judged to be of the best quality. Carries the smallest degree of investment risk and generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Judged to be of high quality by all standards. Together with the Aaa group comprise what are generally known as "high-grade" bonds. Rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or the fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

A - Possess many favorable investment attributes and considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Considered as medium-grade obligations (i.e., neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Judged to have speculative elements; future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B - Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Of poor standing. May be in default or there may be present elements of danger with respect to principal or interest.

Ca - Speculative in a high degree. Often in default or have other marked shortcomings.

C - The lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of that generic rating category.

PART C. OTHER INFORMATION

Item 23. Exhibits:

(a)(1) Articles of Incorporation incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000106) on February 28, 1996.

(a)(2) Articles Supplementary incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000106) on February 28, 1996.

(a)(3) Articles Supplementary incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000106) on February 28, 1996.

(a)(4) Articles Supplementary dated July 26, 1999, incorporated by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR on February 29, 2000.

(a)(5) Articles Supplementary dated September 28, 1999, incorporated by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR on February 29, 2000.

(a)(6) Articles of Amendment to change Fund's name, incorporated by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR on February 29, 2000.

(a)(7) Articles Supplementary dated March 28, 2000, incorporated by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479) filed with the Securities and Exchange Commissions via EDGAR on June 2, 2000.

(a)(8)   Articles Supplementary dated December 19, 2000 filed herewith.


(b)(1) By-Laws as amended through July 28, 1999, incorporated by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR on February 29, 2000.

(c) Specimen Security with respect to Flag Investors Shares incorporated by reference to Exhibit 1 (Articles of Incorporation), as amended to date, to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000106) on February 28, 1996 and
Exhibit 2 (By-Laws) as amended to date, to Post-Effective Amendment No. 17 to such Registration Statement, filed with the Securities and Exchange commission via EDGAR (Accession No. 950116-97-000357) on February 25, 1997.


(d)(1) Investment Advisory Agreement between Registrant and Investment Company Capital Corp. ("ICCC") dated December 29, 2000, filed herewith.

(d)(2) Investment Sub-Advisory Agreement among Registrant, ICCC and Jennison Associates LLC ("Jennison") dated December 29, 2000, filed herewith.

(e)(1) Distribution Agreement dated August 31, 1997 between Registrant and ICC Distributors, Inc. incorporated by reference to Exhibit (6)(a) to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000474) on February 25, 1998.

(e)(2) Form of Appendix dated December 29, 2000 to the Distribution Agreement between Registrant and ICC Distributors, Inc., filed herewith.

(e)(3) Form of Sub-Distribution Agreement between Registrant and Participating Dealers, incorporated by reference to Exhibit (6)(b) to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000474) on February 25, 1998.

(e)(4) Form of Shareholder Servicing Agreement between Registrant and Shareholder Servicing Agents incorporated by reference to Exhibit (6)(c) to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000474) on February 25, 1998.


(f)      None.


(g) Form of Custodian Agreement dated December 20, 2000 between Registrant and Bankers Trust Company, filed herewith.

(h)(1) Master Services Agreement between Registrant and ICCC, with Appendices for the provision of Administration, Transfer Agency and Accounting Services dated September 1, 2000, as amended December 29, 2000, filed herewith.

(h) (2) Letter Agreement between Registrant and ICCC dated December 29, 2000, filed herewith.

(h) (3) Expense Limitation Agreement among Flag Investors Series Funds, Inc. on behalf of Flag Investors Growth Opportunity Fund, Jennison, and ICCC dated December 29, 2000, filed herewith.

(h) (4) Master License Agreement between Registrant and Deutsche Banc Alex. Brown LLC dated September 1, 2000, filed herewith.

(i) Opinion of Counsel, filed herewith.

(j) Consent of Auditors, filed herewith..


(k) None.

(l) Form of Subscription Agreement between Registrant and Investors incorporated by reference to Exhibit (13) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000106) on February 28, 1996.


(m)(1) Distribution Plan with respect to Flag Investors Growth Opportunity Fund Class A Shares, filed herewith.

(m)(2) Distribution Plan with respect to Flag Investors Growth Opportunity Fund Class B Shares, filed herewith.

(m)(3) Distribution Plan with respect to Flag Investors Growth Opportunity Fund Class C Shares, filed herewith.

(n)    Amended Rule 18f-3 Plan, filed herewith.

(o)    Not Applicable

(p)(1) Flag Funds Complex Code of Ethics, filed herewith.

(p)(2) Investment Company Capital Corp. Code of Ethics, filed herewith.

(p)(3) Jennison Associates Code of Ethics, filed herewith.

(q)    Powers of Attorney, filed herewith.


Item 24. Persons Controlled by or under Common Control with Registrant.

         None.

Item 25. Indemnification.

         Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit a(1) to this Registration Statement and incorporated herein by reference, provide as follows:

         Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

         Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation law.

         Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Section 4. References to the Maryland General Corporation Law in this
Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.

Item 26. Business and Other Connections of Investment Advisor.

(a)      Investment Advisor

         During the last two fiscal years, no director or officer of Investment Company Capital Corp., the Fund's investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.


         The business and other connections of Jennison Associates LLC directors and executive officers are listed in its Form ADV as currently on file with the Securities and Exchange Commission (File No. 801-5608), the text of which is hereby incorporated by reference.


Item 27. Principal Underwriters.


(a) ICC Distributors, Inc., the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies: BT Advisor Funds, BT Institutional Funds, BT Pyramid Mutual Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, BT Investment Portfolios, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Flag Investors Emerging Growth Fund, Inc., the Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., the Flag Investors Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Real Estate Securities Fund, Inc., Flag Investors Equity Partners Fund, Inc., Flag Investors Series Funds, Inc.(formerly known as Flag Investors International Fund, Inc.), Flag Investors Funds, Inc. (formerly known as Deutsche Funds, Inc.), Flag Investors Portfolios Trust (formerly known as Deutsche Portfolios), Morgan Grenfell Investment Trust, Glenmede Fund, Inc. and Glenmede Portfolios.


(b)
Name and Principal         Position and Offices with       Position and Offices
Business Address*          Principal Underwriters          with Registrant

John Y. Keffer             President                       None
Ronald H. Hirsch           Treasurer                       None
Nanette K. Chern           Chief Compliance Officer        None
David I. Goldstein         Secretary                       None
Benjamin L. Niles          Vice President                  None
Frederick Skillin          Assistant Treasurer             None
Marc D. Keffer             Assistant Secretary             None
--------------
*   Two Portland Square
    Portland, Maine  04101

(c) Not Applicable.

Item 28. Location of Accounts and Records.


         Investment Company Capital Corp. ("ICCC"), One South Street, Baltimore, Maryland 21202, the Registrant's administrator, transfer agent, dividend disbursing agent and accounting services provider, will maintain physical possession of each such account, book or other document of Registrant except for the records maintained by Jennison Associates LLC, the Registrant's sub-advisor, 466 Lexington Avenue New York, New York 10017, and by Bankers Trust Company, the Registrant's custodian, 130 Liberty Street, New York, New York 10006.
         In particular, with respect to the records required by Rule 31a-1(b)(1), ICCC and Jennison Associates LLC each maintains physical possession of all journals containing itemized daily records of all purchases and sales of securities, and, in the case of ICCC, sales and redemptions of Fund securities and Jennison Assoicates LLC maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the custodian or transfer agent), all receipts and disbursements of cash, and all other debts and credits.


Item 29. Management Services.

         None.

Item 30. Undertakings.

         Not Applicable.

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 28 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Baltimore, and State of Maryland, on the 28th day of December, 2000.


                                               FLAG INVESTORS SERIES FUNDS, INC.


                                        By:    /s/ Richard T. Hale*
                                               --------------------
                                               Richard T. Hale, President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:

Name                                Title                     Date
----                                -----                     ----
*/s/ Truman T. Semans               Chairman and Director     December 28, 2000
---------------------
Truman T. Semans

*/s/ Richard R. Burt                Director                  December 28, 2000
--------------------
Richard R. Burt

* /s/ Richard T. Hale               Director                  December 28, 2000
---------------------
Richard T. Hale

*/s/ Joseph R. Hardiman             Director                  December 28, 2000
-----------------------
Joseph R. Hardiman

*/s/ Louis E. Levy                  Director                  December 28, 2000
------------------
Louis E. Levy

*/s/ Eugene J. McDonald             Director                  December 28, 2000
-----------------------
Eugene J. McDonald

*/s/ Rebecca W. Rimel               Director                  December 28, 2000
---------------------
Rebecca W. Rimel

*/s/ Robert H. Wadsworth            Director                  December 28, 2000
------------------------
Robert H. Wadsworth

*/s/ Carl W. Vogt, Esq.             Director                  December 28, 2000
-----------------------
Carl W. Vogt, Esq.

 */s/ Richard T. Hale               President                 December 28, 2000
 --------------------
 Richard T. Hale

 */s/ Charles A. Rizzo              Chief Financial and       December 28, 2000
 ---------------------              Accounting Officer
 Charles A. Rizzo


By:  /s/ Daniel O. Hirsch
     --------------------
     Daniel O. Hirsch, Attorney-In-Fact                       December 28, 2000

* By Power of Attorney

RESOLVED, that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of Flag Investors Series Funds, Inc. on behalf of the Fund's President pursuant to a properly executed power of attorney.


RESOLVED, that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of Flag Investors Series Funds, Inc. on behalf of the Fund's Chief Financial Officer pursuant to a properly executed power of attorney.



NOTE: Flag Investors Series Funds, Inc. was formerly known as Flag Investors International Fund, Inc.